UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of report (Date of earliest event reported): October 25, 2006

                          Willis Group Holdings Limited
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             (Exact Name of Registrant as Specified in Its Charter)

                                     Bermuda
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                 (State or Other Jurisdiction of Incorporation)

        001-16503                                          98-0352587
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 (Commission File Number)                      (IRS Employer Identification No.)

                            c/o Willis Group Limited
                               Ten Trinity Square
                            London EC3P 3AX, England
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                    (Address of Principal Executive Offices)

                               (44) (20) 7488-8111
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              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.   Results of Operations and Financial Condition.

     On October 25, 2006, Willis Group Holdings Limited ("WGHL") issued a press release (the "Press Release 1") reporting results for the quarter and nine months ended September 30, 2006. A copy of Press Release 1 is attached as
Exhibit 99.1 to this Report on Form 8-K and is incorporated herein by reference.

Item 5.02(b)

     On October 25, 2006, WGHL issued a press release (the "Press Release 2") announcing that it has accepted Paul Hazen's resignation from the Company's Board of Directors effective October 25, 2006. Hazen has served the Company for six years recently serving on the Compensation and Executive Committees of the Board. A copy of Press Release 2 is attached as Exhibit 99.2 to this Report on Form 8-K and is incorporated herein by reference.



Item 9.01.   Financial Statements and Exhibits.

         (d) Exhibits.

                  99.1     Press Release 1 of WGHL dated October 25, 2006

                  99.2     Press Release 2 of WGHL dated October 25, 2006

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                WILLIS GROUP HOLDINGS LIMITED


Date: October 31, 2006                          By:  /s/ Eric R. Dinallo
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                                                Name:  Eric R. Dinallo
                                                Title: General Counsel

                                  EXHIBIT INDEX


Exhibit No.       Description
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99.1              Press Release 1 of WGHL dated October 25, 2006
99.2              Press Release 2 of WGHL dated October 25, 2006